Net income/(loss) per share	12 Months Ended
Dec. 31, 2020
Net income/(loss) per share
Net income/(loss) per share
30. Net income/(loss) per share
Basic and diluted net income/(loss) per share for each of the years presented are calculated as follows:

	For the year ended December 31,
	2018	2019	2020
Numerator:
Net income/(loss) attributable to ordinary shareholders – basic (RMB’000)	(2,491,633)	12,184,155	49,405,223
Impact of subsidiaries’ diluted earnings (RMB’000)	—	—	(157,589)

Net income/(loss) attributable to ordinary shareholders – diluted (RMB’000)	(2,491,633)	12,184,155	49,247,634
Denominator:
Weighted average number of shares – basic	2,877,902,678	2,912,637,241	3,021,808,985
Adjustments for dilutive options and RSUs	—	54,684,562	87,215,045

Weighted average number of shares – diluted	2,877,902,678	2,967,321,803	3,109,024,030
Basic net income/(loss) per share attributable to ordinary shareholders (RMB)	(0.87)	4.18	16.35
Diluted net income/(loss) per share attributable to ordinary shareholders (RMB)	(0.87)	4.11	15.84
Generally, basic net income/(loss) per share is computed using the weighted average number of ordinary shares outstanding during the respective year. Diluted net income/(loss) per share is computed using the weighted average number of ordinary shares and dilutive potential ordinary shares outstanding during the respective year. The potentially dilutive ordinary shares included RSUs and options to purchase ordinary shares of 160,431,097, 149,343,638 and 138,762,892 for the years ended December 31, 2018, 2019 and 2020 on a weighted average basis, respectively. They were not included in the calculation of diluted net income/(loss) per share in the periods presented where their inclusion would be anti-dilutive. For the years ended December 31, 2018 and 2019, as JD Logistics was in a loss position, the effect of redemption feature of JD Logistics Series A Preference Shares was anti-dilutive and excluded from the calculation of diluted net income/(loss) per share.